Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this the registration statement ( No. 333-37492) of our reports dated February 15, 2000 included in SEACOR SMIT Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                                      ARTHUR ANDERSEN LLP




New Orleans, Louisiana,
August 7, 2000